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                              WILLAMETTE VALUE FUND
                        (a series of The Coventry Group)

                         Supplement dated March 8, 2000
                        to Prospectus dated July 31, 1999

At its meeting held February 17, 2000, the Board of Trustees of The Coventry Group approved a proposal to permit Willamette Asset Managers, Inc., the investment adviser of Willamette Value Fund ("Fund"), to appoint The Bank of New York as sub-adviser to provide daily management of the Fund's portfolio. The Bank of New York currently acts as sub-adviser to Willamette Small Cap Growth Fund, another fund managed by Willamette Asset Managers, Inc. The proposal is subject to shareholder approval, and a meeting of Fund shareholders of record on March 10, 2000 is planned for May 9, 2000.

At the same meeting, the Trustees approved certain changes in the Fund's investment policies, which would take effect upon shareholder approval of the new sub-adviser. The Fund's investment objective, which is to provide above average total return through a combination of capital appreciation and dividend income, would not change. Under the Fund's current investment policies, the Fund's portfolio is constructed in two separate components, each consisting of approximately one-half of the Fund's total assets. One component is invested in the ten highest dividend-yielding stocks in the Dow Jones Industrial Average ("DJIA"). The other component consists of certain stocks listed on the New York Stock Exchange ("NYSE") that are not included in the DJIA. Stocks in this component are selected by identifying the 400 largest capitalized NYSE stocks that are not included in the DJIA, removing the 50 highest dividend yielding stocks from that group and purchasing the next 25 highest dividend yielding stocks. Each component of the Fund's portfolio is rebalanced annually using the same criteria.

Under the proposed new policies, the DJIA component of the Fund's portfolio would continue to be managed as it is currently. The other half of the portfolio, however, would be actively managed using a "value" strategy. Stocks would not be picked based on the NYSE formula noted above. Instead, under normal market conditions, the sub-adviser will primarily select stocks that the sub-adviser believes have certain characteristics of "value" stocks. These characteristics include: low price to normalized earnings ratio, above-average dividend yield, low price relative to net asset value, low valuation relative to the security's historic average, and other factors. Management believes this change will better enable the Fund to achieve its objective, although there can be no assurance this change will improve the Fund's performance.